COMMUNITY CAPITAL TRUST

The Community Reinvestment Act Qualified Investment Fund
(the “Fund”)
Retail Shares

Supplement dated July 25, 2014 to the Prospectus dated October 1, 2013

Exchange Privilege

Effective immediately, holders of Retail Shares of the Fund may exchange their Retail Shares for Institutional Shares of the Fund.  The Retail Shares being exchanged must have a value of at least $500,000, although the Fund reserves the right to waive this minimum for any exchange.

Investors who purchased their Retail Shares directly from the Fund should call the Fund’s transfer agent at 866-202-3573 for information on exchanging their Retail Shares.  Investors who purchased their Retail Shares through an account at another financial institution should contact their account representative at the financial institution for information on exchanging their Retail Shares.

An exchange of Retail Shares of the Fund for Institutional Shares of the Fund is generally not a taxable event.

COMMUNITY CAPITAL TRUST

The Community Reinvestment Act Qualified Investment Fund
(the “Fund”)
CRA Shares

Supplement dated July 25, 2014 to the Prospectus dated October 1, 2013

Exchange Privilege

Effective immediately, non-bank holders of CRA Shares of the Fund may exchange their CRA Shares for Institutional Shares of the Fund.  The CRA Shares being exchanged must have a value of at least $500,000, although the Fund reserves the right to waive this minimum for any exchange.

Non-bank investors who purchased their CRA Shares directly from the Fund should call the Fund’s transfer agent at 866-202-3573 for information on exchanging their CRA Shares.  Non-bank investors who purchased their CRA Shares through an account at another financial institution should contact their account representative at the financial institution for information on exchanging their CRA Shares.

An exchange of CRA Shares of the Fund for Institutional Shares of the Fund is generally not a taxable event.